THIS LEASE AGREEMENT, made and entered into this the 9th day of October, 1987, by and between George T. & Mary J. Fields, hereinafter referred to as LESSOR, and Paul Neil Slater with HC 61 Box 770, Turkey Creek, Kentucky 41570, hereinafter, referred to as LESSEE.

W I T N E S S E T H

That for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, receipt of which is hereby acknowledged, and in consideration of the performance and observance of the terms, conditions, covenants, stipulations and agreements as hereinafter set forth to be kept, performed and observed by Lessee, the Parties of the First Part, hereinafter sometimes referred to as LESSORS, do hereby let and lease their one hundred percent (100%) undivided interest in the premises hereinafter described, for the period of time hereinafter set out, and subject to the terms and conditions hereinafter set out, the right and privilege of mining and removing all the merchantable and mineable coal owned by Lessors that can be mined and removed by any and all mining methods from the Cedar Grove seam of coal on that certain tract or parcel of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek and more particularly described as follows:

TRACT NO. 1: Beginning at a stake in the center line of Falls Branch, said stake being also the beginning corner of a tract of land on August 22, 1960 conveyed to Kennie B. Millard of 10.32 acres; then running up the mountain with one line of the Kennie B. Millard 10.32 acre tract S 83-21 W 1243.50 feet to a stake on the center line of the ridge; then with the ridge N6-45 W 50.0 feet to a stake, N 12-18 W 149.42 feet to a 24 inch Black Oak corner on center line of ridge; then leaving the ridge and down the center line of a ravine N 68-30 E 252.91 feet to a 20 inch Lynn in the center line of ravine, N 80-07 E 102.49 feet to a stake in center line of ravine N 69-40 E 143.76 feet to a stake in center line of ravine, N 81-36 E 95.13 feet to an X on rock in center line of ravine, N 63-48 E 102.13 feet to an X on rock in center line of ravine, N 56-47 E 218.92

feet to a stake in center line of ravine, N 69-37 E 158.46 feet to a tack in root of 24 inch Sycamore in center line of ravine, N 73-05 E 288.69 feet to a stake in center line of ravine, S 70-31 E 117.03 feet to a stake in center line of ravine, (Sycamore Corner gone), S 55-03 E 24.0 feet to a stake in Falls Branch at mouth of ravine; then up Falls Branch with the center line of same, S 37-35 W 106.00 feet to a stake, S 10.20 W 159.00 feet to a stake, S 18-52 W 92.00 feet to a stake, S 9-35 W 65.00 feet to a stake, S 8-04 W 62.33 feet to the beginning containing by survey 10.40 acres.

TRACT NO. 2: Beginning at a planted stone on the line between Tommy Curry and Ruth Curry and Mary Staten; thence running with Mary Staten's line to the top of the ridge to James Slater's line to a Black Oak Tree; thence running up the ridge with James Slater's line to an Oak Tree on the line between Tommy Curry and Ruth Curry and Corbett Slater; thence running down the hill with Corbett Slater's line to the marked road of Falls Branch; thence down the branch to the beginning, so as to include Fifty (50) Acres, more or less.

Being the same property that was conveyed to the Parties of the First Part by Tommy Curry and Pearl Curry, his wife, by deed bearing date November 18, 1963, recorded in Deed Book 452 Page 659, Pike County Court Clerk's Office.

TRACT NO. 3: Beginning at a planted stone and sycamore tree on the lower side of Falls Branch; thence running a straight line up the hill to an Elm tree by Hickory Hollow; thence with the Hickory Hollow to a marked line; thence with the marked line to the top of the ridge to James Slater's line to a beech and planted stone for a corner; thence turning to the left running with James Slater's line to a beech tree to the line of Tommy Curry and Ruth Curry and Mary Staten's line; thence turning down the hill with Tommy and Ruth Curry's line to a small white oak and a marked ock; thence running down the hill to a small drain; thence down the drain to the Falls Branch to a planted stone for a corner on marked road on lower side of Falls Branch; thence turning to the left and running down the Falls Branch with the marked road to the beginning, so as to include fifty (50) acres, more or less, and being in all respects a part of the same real estate conveyed unto the female grantor herein by Thomas B. Slater, Sr., widower, by deed dated

February 6, 1924, and of record in the Office of the Clerk of the County Court of Pike County, Kentucky, in Deed Book No. 124, at page 602, and described in said deed as Tract Number One.

THE FOLLOWING ARE THE TERMS, CONDITIONS, COVENANTS AND STIPULATIONS OF THIS LEASE AGREEMENT:

(1) T E R M

This lease shall become effective on and as of the date hereof and shall continue for an initial term of Three (3) years and shall be automatically renewable for additional Three (3) year terms until all the mineable and merchantable coal is removed from the premises.

It is also understood that the Lessors will be notified when mining begins on the said property and that the Lessors will be furnished a copy of up to date Mine Maps every six (6) months showing all coal mined and removed.

(2) R O Y A L T I E S

The Lessee shall pay royalties on all coal mined and removed from the above described boundary by mining methods of One Dollar and Fifty Cents ($1.50) per ton of 2,000 pounds of clean coal, OR (.08%) of selling price, whichever is greater. P.M.S.

The Lessee shall keep accurate records of all coal mined and removed from the leased premises and shall maintain copies of all weight records, whether scale weights or railroad weights, of coal mined from the Leased premises, and the Lessors or their duly designated agent shall have the right to inspect said records upon reasonable notice during business hours and the Lessee agrees to report all coal mined and removed during any one calendar month by the 30th day of the succeeding month for all coal mined and removed during the preceding calendar month.

(3) M I N I N G M E T H O D S

The Lessee agrees to pursue a plan of mining in accordance with a plan projected by a competent engineer and to conduct the mining in a workmanlike manner and in accordance with modern and approved mining methods in adherance to the laws and regulations applicable thereto made or promulgated by the State of Kentucky, the United States of America, or any of their respective administrative

agencies.

It is further agreed that the Lessors shall have the right at any and all times to enter on the leased premises and to inspect the mine and mine working and shall have the right to make measurements and surveys on the inside of the operations at any time they may desire to do so at their own expense, but not to interfere with mining activities.

(4) T A X E S

The Lessee agrees to pay those taxes and assessments against mine equipment or improvements placed on the leased premises by Lessee and the Lessors agree to pay all other taxes assessed against the real or personal property, including the coal or other minerals thereon or therein.

(5) I N S U R A N C E

The Lessee agrees to purchase the full amount of liability insurance that the State and Federal mine law requires covering bodily injury, and to save the Lessor harm from any and all claims of whatsoever nature that might occur in connection with Lessee's Deep Mining Operations.

(6) R I G H T S T O R E M O V E E Q U I P M E N T

The Lessors agree that upon termination of this Lease, the Lessee shall have the right to remove any and all equipment or improvements placed upon the Leased premises by the lessee provided all the royalties and taxes required to be paid by the Lessee shall have been paid in full up to that time.

(7) L I E N

The Lessors shall have a lien upon all property of every kind and character belonging to the Lessee and placed upon or used in connection with the Mining operations conducted under the Lease now or in the future, to secure payment of any and all royalties and taxes herein provided to be paid by the Lessee; provided, however, that any such lien shall be subordinated to any lien for purchase money of equipment or machinery purchased by the Lessee and placed upon the Leased premises.

(8) T E R M I N A T I O N

It is mutually understood and agreed that upon the failure on the part of the Lessee to pay any installment of royalties herein provided for or to perform any other covenant or condition herein set forth for a period of ninety (90) days after the same become due, the Lessors shall have the right to terminate and cancel the same and no forbearance or failure to declare a forfeiture or to enter upon or repossess the leased premises on the part of the Lessors shall in any wise waive this provision or prevent the cancellation or termination of this lease and it is further understood and agreed that this right shall be exercised by the Lessors by giving notice in writing of their intention to declare a forfeiture and unless the royalties in arrears are paid or other breach of covenants has been remedied within thirty (30) days after the giving of such notice, then this Lease shall become terminated and void.

(9) P A R T I E S B O U N D

All of the terms, provisions and conditions of this Lease shall be binding upon the parties hereto, their successors, heirs or assigns whether specifically so stated or not, except as provided in paragraph eleven (11) hereof.

(10) A S S I G N M E N T

It is mutually understood and agreed that this Lease may be assigned or subleased provided that Assignee or Sub-Lessee shall assume any and all obligations as set forth hereinafter.

(11) W A R R A N T Y

The Lessors covenant that the Lessee shall have quiet and peaceful possession of the Leased premises during the term of this Lease and any extension thereof and fully warrant the title thereto in fee simple absolute including all coal therein or thereon, provided however, that this warranty does not extend to or include any warranty as to the quantity or quality of the coal covered by this Lease, and that the same is subject to any and all existing easements for pipe lines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of

the lessee.

(12) W H E E L A G E   R I G H T S

For the same consideration, the Lessors grant unto the Lessee the right to haul coal under the Leased premises or through the underground haulways during the existence of this Lease, which the Lessee may mine and remove from adjacent or neighboring property owned or controlled by the Lessee.

IN WITNESS WHEREOF, the parties have hereunto subscribed their names this day and year first above written:

LESSEE:

Paul N. Slater

Paul N. Slater

LESSORS:

Mary J. Fields

Mary J. Fields

George T. Fields

George T. Fields

STATE OF Kentucky
COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by MARY J. FIELDS and was acknowledged by said MARY J. FIELDS to be his/her free act and deed.

Mary J. Fields

WITNESS my hand this 22nd day of October, 1987.

My commission expires May 22, 1991.

Debra Lynn Robinson
NOTARY PUBLIC

STATE OF Kentucky
COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by GEORGE T. FIELDS and was acknowledged by said GEORGE T. FIELDS to be his/her free act and deed.

WITNESS my hand this 22nd day of October, 1987.

My commission expires May 22, 1991.

Debra Lynn Robinson
NOTARY PUBLIC

STATE OF Kentucky
COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by PAUL N. SLATER and was acknowledged by said PAUL N. SLATER to be his/her free act and deed.

Paul N. Slater

WITNESS my hand this 22nd day of October, 1987.

My commission expires May 22, 1991.

Paul N. Slater

Debra Lynn Robinson
NOTARY PUBLIC

This instrument was prepared by:
Paul N. Slater, HC 61, Box 770

ASSIGNMENT

This Assignment, made and entered into this 22 day of August, 1990, by and between PAUL NEIL SLATER, hereinafter referred to as "Assignor", and GWENCO, INC., a Kentucky P.O. Box 432, CATLETTSBURG, KENTUCKY 41129 corporation, hereinafter referred to as "Assignee".

WHEREAS, by an instrument entitled Lease Agreement (the "Lease", a copy of which is attached hereto as Exhibit A) dated October 9, 1987, George T. Fields and Mary J. Fields leased to Paul Neil Slater the right to mine the Cedar Grove seam of coal on certain tracts or parcels of land situated in Pike County, Kentucky, located at Fall's Branch of Turkey Creek; and

WHEREAS, by an instrument entitled Amendment of Lease (a copy of which is attached hereto as Exhibit B) dated August 4, 1990, the parties to the Lease amended the lease to provide that the Lease includes all underground mining rights on all seams or veins of coal contained in the property described in the Lease, and to exclude all surface rights or surface disturbances on the property described in the Lease; and

WHEREAS, by an instrument entitled Amendment of Lease (a copy of which is attached hereto as Exhibit C) dated August 4, 1990, the parties to the Lease amended the lease to provide that the Lease includes all seams of coal contained in the property described in the Lease; and

WHEREAS, Assignor has agreed to assign the Lease to Assignee;

NOW, THEREFORE, WITNESSETH, that for good and valuable

consideration, and in consideration of the premises and covenants and agreements herein contained, Assignor does hereby assign, transfer and set over unto Assignee all of his right, title and interest in and to the Lease, as amended, and all rights and benefits of any kind belonging to or for the benefit of the lessee under the Lease, as amended, and Assignee does hereby accept this Assignment and covenants and agrees that it will faithfully keep and perform all the terms, covenants and conditions of the Lease, as amended, and assumes any and all obligations under the Lease, as amended.

WITNESS, the following signatures and seals as of this 22 day of August, 1990.

Paul Neil Slater

Paul Neil Slater

GWENCO, INC.,
a Kentucky corporation.

By Paul N. Slater
Its President

State of Kentucky
County of Boyd

The foregoing instrument was acknowledged before me this 22 day of August, 1990, by Paul Neil Slater.

Linda Cameron
Notary Public

MY COMMISSION EXPIRES 12/14/93

State of Kentucky
County of Boyd

The foregoing instrument was acknowledged before me this 22 day of August, 1990, by Paul Neil Slater as President of Gwenco, Inc., who signed said instrument on behalf of said corporation.

Linda Cameron
Notary Public

MY COMMISSION EXPIRES 12/14/93

This instrument was prepared by:

Fred Williams
L. Frederick Williams, Jr.
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722

ADMENDMENT OF LEASE

THIS AMENDMENT, made and entered into by and between George T. and Mary J. Fields, parties of the first, and Paul Neil Slater, party of the second part.
HC 61, BOX 770, TURKEY CREEK, KY 41570

WHEREAS, by written agreement between the parties hereto dated October 9, 1987, herein referred to as the "Lease", parties of the first part leased certain real properties for the purpose of mining certain seams and veins of coal therein; and

WHEREAS, the parties have mutually agreed to amend the Lease as hereinafter set out, the parties agree as follow:

That for and in consideration of the mutual promises of the parties, eachto the other as hereinafter set out, the parties hereto agree to amend the Lease as follows:

The parties hereby amend the Lease to provide that the Lease includes all underground mining rights of all seams or veins of coal coantained within the property described in the Lease, and to exclude all surface rights or surface disturbances on the property described in the Lease.

EXCUTED on this 4th day of August, 1990

George T. Fields

Mary J. Fields

Paul Neil Slater

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Mary J. Fields who acknowledged the same to be her voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My Commission Expires Oct. 30, 199[illegible]

My commission expires:

Audrey R Lewis
Notary Public

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by George T. Fields who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My Commission Expires Oct. 30, 19[illegible]

My commission expires:

Audrey R Lewis
Notary Public

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Paul Neil Slater who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My Commission Expires [illegible]

My commission expires:

Audrey R Lewis
Notary Public

This instrument was prepared by:

C Christopher Younger
Attorney at Law
P. O. Box 1476
Williamson, WV 25661

C. Christopher Younger

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT TO LEASE AGREEMENT, entered into as of the 26th day of July, 1993, by and between GEORGE T. FIELDS and MARY J. FIELDS, husband and wife, HC 61, Box 705, Turkey Creek, Kentucky 41570, hereinafter referred to as "Lessor", and GWENCO, INC., a Kentucky corporation, Post Office Box 372, Catlettsburg, Kentucky 41129, hereinafter referred to as "Lessee".

W I T N E S S E T H:

WHEREAS, George T. Fields and Mary J. Fields, husband and wife, did enter into a Lease Agreement with Paul Neil Slater, dated the 9th day of October, 1987, respecting certain premises in Pike County, Kentucky, of record in the Pike County Clerk's office in Deed Book No. 641, at Page No. 326, hereinafter referred to as the "Lease"; and

WHEREAS, George T. Fields and Mary J. Fields, husband and wife, did enter into an Amendment of Lease with Paul Neil Slater respecting the abovementioned Lease, dated the 4th day of August, 1990, which Amendment of lease was recorded in the Pike County Clerk's office in Deed Book No. 641 at Page No. 332; and

WHEREAS, George T. Fields and Mary J. Fields, husband and wife, did enter into an Amendment of Lease with Paul Neil Slater respecting the abovementioned Lease, dated the 4th Day of August, 1990, which Amendment of Lease was recorded in the Pike County Clerk's office in Deed Book No. 641, at Page No. 334; and

RETURN TO:
LAMP, O'DELL BARTRAM & ENTSMINGER
P.O. BOX 2488
HUNTINGTON, WV 25725-2488

WHEREAS, Paul Neil Slater did assign his right, title, and interest in and to the Lease, as amended, to Gwenco, Inc., by Assignment dated the 22nd day of August, 1990, which Assignment was recorded in the Office of the Pike County Clerk in Deed Book No. 641, at Page No. 336; and

WHEREAS, the Lessor and the Lessee have agreed to certain further amendments to the Lease.

NOW, THEREFORE, for and in consideration of the promises herein contained and contained in the Lease, as previously amended, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

I. The Lease is further amended by adding new Paragraph (13) thereto, to read as follows:

(13) MINIMUM ANNUAL ROYALTY

Commencing with the lease year beginning October 9, 1993, the Lessee shall pay to the Lessor an annual minimum royalty of Five Hundred Dollars ($500.00) for each lease year during the continuance of this Lease. For purposes of this Paragraph (13), the term "lease year" shall refer to the consecutive twelve (12) month period commencing each October 9 and ending the next following October 8. The annual minimum royalty for each lease year shall be payable on or before November 1 of each lease year; provided, however, that the annual minimum royalty for the lease year October 9, 1993 through October 8, 1994 shall be paid to the Lessor upon execution of this Third

Amendment by both parties hereto, receipt whereof is hereby acknowledged by the Lessor. The Lessee shall have the right to recoup any and all annual minimum royalties paid to the Lessor hereunder from actual tonnage royalties otherwise payable to the Lessor under this Lease.

II. All other terms, conditions, and provisions of the Lease, as previously amended, shall remain unchanged. Said Lease, as previously and hereby amended, is hereby ratified and confirmed by the parties.

IN WITNESS WHEREOF, the Lessor and the Lessee have duly executed this Third Amendment effective as of the date herein first above written, each acknowledging receipt of an executed copy hereof.

LESSOR:

George T. Fields
George T. Fields

Mary J. Fields
Mary J. Fields

LESSEE:

GWENCO, INC.,
a Kentucky Corporation

BY: William S. Whitson
ITS: VP / Sec. Tres.

COMMONWEALTH OF KENTUCKY,

COUNTY OF Pike, TO-WIT:

I, Sharon K. Preece, a Notary Public in and for the county and state aforesaid, do hereby certify that George T. Fields, husband of Mary J. Fields, who signed the writing hereto annexed, bearing date the 26th day of July, 1993, has this day in my said county, before me, acknowledged said writing to be his act and deed.

Given under my hand this 9th day of August, 1993.

My Commission expires: August 12, 1995.

Sharon K. Preece

Notary Public

(NOTARY STAMP OR SEAL)

NOTARY PUBLIC STATE AT LARGE

COMMONWEALTH OF KENTUCKY,

COUNTY OF Pike, TO-WIT:

I, Sharon K. Preece, a Notary Public in and for the county and state aforesaid, do hereby certify that Mary J. Fields, wife of George T. Fields, who signed the writing hereto annexed, bearing date the 26th day of July, 1993, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 9th day of August, 1993.

My Commission expires: August 12, 1995.

Sharon K. Preece

Notary Public

(NOTARY STAMP OR SEAL)

SHARON KAY PREECE NOTARY PUBLIC STATE AT LARGE, KY.

COMMONWEALTH OF KENTUCKY,

COUNTY OF Pike, TO-WIT:

I, Gwendolyn L. Slater, a Notary Public in and for the county and state aforesaid, do hereby certify that William S. Whitson, Vice President/Secretary/Treasurer of Gwenco, Inc., a Kentucky corporation, who signed the writing hereto annexed, bearing date the 26th day of July, 1993, for Gwenco, Inc., has this day in my said county, before me, acknowledged said writing to be the act and deed of Gwenco, Inc.

Given under my hand this 12th day of August, 1993.

My Commission expires: Nov 5, 1995.

Gwendolyn L Slater
Notary Public

(NOTARIAL STAMP OR SEAL)

Prepared By:

[signature]

STATE OF KENTUCKY

COUNTY OF PIKE CLERK'S CERTIFICATE OF LODGMENT AND RECORD
1:20 P.M.

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Third Amendment to ~~Lease Agreement~~ was on the 29th day of September, 1993, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

WITNESS my hand this 30th day of September, 1993.

LILLIAN PEARL ELLIOTT, Clerk

BY: [signature] D.C.

AMENDMENT OF LEASE

THIS AMENDMENT, made and entered into by and between George T. and Mary J. Fields, parties of the first part, and Paul Neil Slater, party of the second part. Ky. Rte. 292, Turkey Creek Road, HC 61 Box 770, Turkey Creek, Ky 41570

WHEREAS, by written agreement between the parties hereto dated October 9, 1987, herein referred to as the "Lease", parties of the first part leased certain real properties for the purpose of mining certain seams and veins of coal therein; and

WHEREAS, the parties have mutually agreed to amend the Lease as hereinafter set out, the parties agree as follows:

That for and in consideration of the mutual promises of the parties, each to the other as hereinafter set out, the parties hereto agree to amend the Lease as follows:

The parties hereby amend the first full paragraph of the lease to provide that the Lease includes all seams of coal contained within the property described in the Lease.

EXECUTED on this 4th day of August, 1990.

George T. Fields
George T. Fields

Mary Jean Fields
Mary J. Fields

Paul Neil Slater
Paul Neil Slater

26

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Mary J. Fields who acknowledged the same to be her voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: My Commission Exp...

Audrey R Lewis
Notary Public

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by George T. Fields who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: My Commission Exp...

Audrey R Lewis
Notary Public

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Paul Neil Slater who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: My Commission Exp...

Audrey R Lewis
Notary Public

This instrument was prepared by:

L. Frederick Williams, Jr.

L. Frederick Williams, Jr.
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722

ADMENDMENT OF LEASE

THIS AMENDMENT, made and entered into by and between George T. and Mary J. Fields, parties of the first, and Paul Neil Slater, party of the second part.

WHEREAS, by written agreement between the parties hereto dated October 9, 1987, herein referred to as the "Lease", parties of the first part leased certain real properties for the purpose of mining certain seams and veins of coal therein; and

WHEREAS, the parties have mutually agreed to amend the Lease as hereinafter set out, the parties agree as follow:

That for and in consideration of the mutual promises of the parties, eachto the other as hereinafter set out, the parties hereto agree to amend the Lease as follows:

The parties hereby amend the Lease to provide that the Lease includes all underground mining rights of all seams or veins of coal coantained within the property described in the Lease, and to exclude all surface rights or surface disturbances on the property described in the Lease.

EXCUTED on this 4th day of August, 1990

George T. Fields
George T. Fields

Mary Jean Fields
Mary J. Fields

Paul Neil Slater
Paul Neil Slater

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Mary J. Fields who acknowledged the same to be her voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My Commission Expires Oct. 30, 1993

My commission expires: ____________________

Audrey R Lewis
Notary Public

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by George T. Fields who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My Commission Expires Oct. 30, 1993

My commission expires: ____________________

Audrey R Lewis
Notary Public

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Paul Neil Slater who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: ____________________

Audrey R Lewis
Notary Public

This instrument was prepared by:

C Christopher Younger
Attorney at Law
P. O. Box 1476
Williamson, WV 25661

C Christopher Younger

AMENDMENT OF LEASE

THIS AMENDMENT, made and entered into by and between George T. and Mary J. Fields, parties of the first part, and Paul Neil Slater, party of the second part.

WHEREAS, by written agreement between the parties hereto dated October 9, 1987, herein referred to as the "Lease", parties of the first part leased certain real properties for the purpose of mining certain seams and veins of coal therein; and

WHEREAS, the parties have mutually agreed to amend the Lease as hereinafter set out, the parties agree as follows:

That for and in consideration of the mutual promises of the parties, each to the other as hereinafter set out, the parties hereto agree to amend the Lease as follows:

The parties hereby amend the first full paragraph of the lease to provide that the Lease includes all seams of coal contained within the property described in the Lease.

EXECUTED on this 4th day of August, 1990.

George T. Fields
George T. Fields

Mary Jean Fields
Mary J. Fields

Paul Neil Slater
Paul Neil Slater

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Mary J. Fields who acknowledged the same to be her voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: My Commission Exp[illegible]

Audrey R Lewis
Notary Public

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by George T. Fields who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: My Commission [illegible]

Audrey R Lewis
Notary Public

State of Kentucky
County of Pike

I, Audrey R. Lewis, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Paul Neil Slater who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 4th day of August, 1990.

My commission expires: My Commission Ex[illegible]

Audrey R Lewis
Notary Public

This instrument was prepared by:

L. Frederick Williams, Jr.
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722